                                                                    Exhibit 1(b)


                            McDonald's Corporation

                              U.S.$1,500,000,000

                          Medium-Term Notes, Series G

                Due from 1 Year to 60 Years from Date of Issue

                          U.S. DISTRIBUTION AGREEMENT

                                                             _____________, 2001




Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower, 4 World Financial Center
250 Vesey Street, 15/th/ Floor
New York, New York 1028110080

ABN AMRO Incorporated
1325 Avenue of the Americas, 10/th/ Floor
New York, New York 10019

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Banc One Capital Markets, Inc.
1 Bank One Plaza
Suite 1L1-0595
21 South Clark Street
Chicago, Illinois 60670

Barclays Capital Inc.
222 Broadway
New York, New York 10038

Deutsche Banc Alex. Brown Inc.
31 W. 52/nd/ Street
New York, New York 10019

Fleet Securities, Inc.
100 Federal Street
Boston, Massachusetts 02110

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue, 8/th/ Floor
New York, New York 10017

Morgan Stanley & Co. Incorporated
1585 Broadway, 2/nd/ Floor
New York, New York 10020

Salomon Brothers Inc.
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

          McDonald's Corporation, a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of its Medium-Term

Notes, Series G due from 1 to 60 years from date of issue having an aggregate initial public offering price or purchase price of up to U.S. $1,500,000,000 or its equivalent in foreign currencies, including the Euro, or any composite currency (the "Notes").

          The Notes are to be issued under an indenture dated as of October 19, 1996 between the Company and First Union National Bank, as trustee (the "Trustee") and any indentures supplemental thereto (collectively, the "Indenture"), will be issued in fully registered definitive form in denominations of $1,000 and integral multiples of $1,000 in excess thereof (or in such other denominations as shall be provided in a supplement to the Basic Prospectus referred to below). Notes may bear interest at fixed or floating rates or rates determined by reference to a designated index or by application of a formula, in any case to be provided in a supplement to the Basic Prospectus referred to below, and may, whether or not bearing interest, be issued with original issue discount. The Notes may be issued in amounts denominated in United States dollars or in amounts denominated in foreign currencies, including the Euro, or any composite currency. References herein to amounts stated in United States dollars shall be deemed to refer to the equivalent amount of foreign currency or composite currency to the extent applicable.

          Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly to investors on its own behalf or through other agents, dealers or underwriters, the Company hereby appoints each of you (individually as "Agent" and collectively the "Agents") as an agent for the purpose of soliciting offers to purchase the Notes from the Company by others and agrees that if and whenever the Company determines to sell Notes directly to an Agent as principal for resale to others it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 2(b) hereof. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, severally but not jointly, to use its reasonable efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent as principal pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of the Notes.

          1.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to each Agent as follows:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-______) under the Securities Act of 1933, as amended (the "Securities Act") which has become effective, for the registration under the Securities Act of the offering of the Notes. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. The Indenture is duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Company has duly authorized the issuance of the Notes. The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b)(2) or (b)(5) under the Securities Act, supplements to the form of prospectus included in registration statement File No. 333-_______ relating to the Notes and the plan of distribution thereof or, if the Company elects to rely on Rule 434 under the Securities Act, a Term Sheet (as such term is hereinafter defined) relating to the Notes that shall contain such information as is required or permitted by Rules 434 and 424(b) under the Securities Act. The registration statement File No. 333-_____, including the exhibits thereto, is hereinafter called the "Registration Statement"; (i) the prospectus (including the supplement thereto relating to the Notes) in the form in which it appears in registration statement File No. 333- _______ is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b)(2) or (b)(5) (including the Basic Prospectus as so supplemented) or (ii) if the Company elects to rely on Rule 434 under the Securities Act, in the form of the Term Sheet as first filed with the Commission pursuant to Rule 424(b)(7) (together with the Basic Prospectus), is hereinafter called the "Prospectus". Any abbreviated term sheet that satisfies the requirements of Rule 434 under the Securities Act is hereinafter called the "Term Sheet". Any reference herein to the Registration Statement, Basic Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of any Basic Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Basic Prospectus or any Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of any Basic Prospectus or any Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) As of the date hereof, when the Prospectus is first filed pursuant to Rule 424(b) under the Securities Act, when, prior to the Commencement Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission, on the Commencement Date and on each Settlement Date (as hereinafter defined), (i) the Registration Statement, as amended as of any such time, the Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee; (ii) information, if any, contained in the Registration Statement or Prospectus relating to The Depository Trust Company and its book-entry system; or (iii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

          (c) The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flow for the periods therein specified; and said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. As used herein, "consolidated subsidiaries" means each subsidiary of the Company which is included in the consolidated financial statements of the Company contained in its Annual Report to shareholders for 2000 in accordance with the consolidation policies set forth therein or which would have been so included if it had been a subsidiary of the Company as of the date of such consolidated financial statements, and each other subsidiary of the Company which is included in consolidated financial statements of the Company prepared from time to time thereafter.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Commencement Date or on the Settlement Date, as the case may be, except as set forth or contemplated in the Prospectus,
               (i) neither the Company nor any of its consolidated subsidiaries has entered into any transaction not in the ordinary course of business which is material to the Company and its consolidated subsidiaries, considered as a whole; (ii) there has been no material adverse change in the properties, business, financial condition or results of operations of the Company and its consolidated subsidiaries, considered as a whole; and (iii) no legal or governmental proceeding, which has or will have materially affected the Company or any of its consolidated subsidiaries, considered as a whole, or the transactions contemplated by this Agreement, has been or will have been instituted or threatened.

          (e) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or the Restated Certificate of Incorporation or By-Laws of the Company as presently in effect, or any order, rule or regulation applicable to the Company of any court or any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties.

          (f) The Securities Notes have been duly and validly authorized and, when issued, authenticated and delivered against payment therefor in accordance with the terms of the Indenture and this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors" rights and general principles of equity, and will conform to the descriptions thereof contained in the Prospectus. The Indenture has been duly and validly authorized by the Company and will be a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors" rights and general principles of equity. The Indenture conforms to the descriptions thereof in the Prospectus, and is duly qualified under the Trust Indenture Act.

          (g) The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Act").

          (h) The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated [ ] by Moody"s Investors Service, Inc. and [ ] by Standard & Poor"s Ratings Services, or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 3(a) hereof.

          2.   Solicitations as Agent; Purchases as Principal.
               ----------------------------------------------

          (a)  Solicitations as Agent. On the basis of the representations and
               ----------------------
               warranties herein contained, but subject to the terms and conditions herein set forth, each Agent will use its reasonable efforts to solicit, as agent, offers to purchase the Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

               The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation, as agent, of offers to purchase the Notes. Upon receipt of notice from the Company, each Agent will forthwith suspend solicitations, as agent, of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During the period of time that this Agreement is suspended the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 3(i), (j) and (k) hereof; provided, however, that no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions or letters as requested by such Agent if any of the events described in Section 3(i), (j) or
               (k) hereof have occurred during the period of suspension.

               The Company agrees to pay each Agent, as consideration for the sale of any Notes resulting from a solicitation made by it as agent, a commission in the form of a discount from the principal amount of each Note sold by the Company hereunder as a result of such solicitation. With respect to Notes with a term of one year to 30 years, such commission will be equal to the following percentage of the principal amount of such Note:

                    Term                                      Commission Rate
                    ----                                      ---------------

                    From 1 year to less than 18 months             0.150%

                    From 18 months to less than 2 years            0.200

                    From 2 years to less than 3 years              0.250

                    From 3 years to less than 4 years              0.350

                    From 4 years to less than 5 years              0.450

                    From 5 years to less than 6 years              0.500

                    From 6 years to less than 7 years              0.550

                    From 7 years to less than 10 years             0.600

                    From 10 years to less than 20 years            0.625

                    From 20 years to 30 years                      0.750

               and with respect to Notes with a term in excess of 30 years such commission will be negotiated between the Company and the applicable Agent at the time of sale. The Agents may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes. The Agents are authorized to solicit offers to purchase Notes only in the minimum principal amount of $1,000 or any amount in excess thereof that is a whole multiple of $1,000 (or in such other minimum purchase amounts and multiples thereof as are described in a supplement to the Basic

               Prospectus). Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it as agent which in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein.

          (b)  Purchases as Principal. Each sale of Notes to an Agent as
               ----------------------
               principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to such Agent and the purchase and re-offering thereof by such Agent. Each such separate agreement (which may initially be an oral agreement, to be subsequently confirmed in writing) is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and an Agent. Each such Terms Agreement, whether oral or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit A hereto. An Agent"s commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased pursuant thereto, the maturity date thereof, the price to be paid to the Company for such Notes, the time and place of delivery of and payment for such Notes (the "Settlement Date") and any other relevant terms. An Agent may utilize a selling or dealer group in connection with the resale of the Notes purchased. Such Terms Agreement shall also specify any requirements for officers" certificates, opinions of counsel and letters from the independent auditors of the Company pursuant to Sections 3 and 4 hereof.

          (c)  Procedures. Each Agent and the Company agree to perform the
               ----------
               respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and each Agent; provided that with respect to any single issuance of Notes, the Procedures may be modified by written agreement of the Company and the Agents soliciting as agents the purchase of such Notes (or purchasing as principal such Notes pursuant to a Terms Agreement).

          (d)  Delivery. The documents required to be delivered by Section 4 of
               --------
               this Agreement shall be delivered at the office of Gardner, Carton & Douglas, counsel to the Agents, at 321 North Clark Street, Attn: George C. McKann, Quaker Tower, Chicago, Illinois 60610, not later than 5:00 p.m. Chicago time, on the date hereof, or at such other time and/or place as each Agent and the Company may agree upon in writing (the "Commencement Date").

          3.     Agreements.  The Company agrees with each Agent that:
                 ----------

          (a) Prior to the termination of the offering of the Notes pursuant to this Agreement, the Company will not file any amendment to the Registration Statement or supplement (including the Prospectus) to the Basic Prospectus relating to the Notes unless the Company has previously furnished to each Agent (or, in the case of Prospectus supplements setting out only the interest rate, maturity and other terms of Notes ("Pricing Supplements"), the Agent that has solicited the applicable offer of Notes), a copy thereof for its review and will not file any such proposed amendment or supplement to which any Agent (or, in the case of Pricing Supplements, the Agent that has solicited the applicable offer of Notes) reasonably objects; provided, however, that the foregoing requirement shall not apply to any of the Company"s periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act or to any Pricing Supplement applicable to Notes sold by the Company directly to investors on its own behalf; and provided further that without the consent of, but after consultation with, the Agents, including the furnishing of drafts thereof, the Company may file any such proposed amendment or Prospectus Supplement which in the opinion of its counsel it is required by law to file. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with the Commission pursuant to Rule 424 and/or Rule 434 under the Securities Act. The Company will promptly advise each Agent (i) when the Prospectus and any supplement to the Basic Prospectus shall have been filed pursuant to Rule 424 and/or Rule 434 under the Securities Act; (ii) when any amendment to the Registration Statement relating to the Notes shall have become effective;
               (iii) of any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vi) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. If the Company files any amendment to the Registration Statement or any supplement to the Basic Prospectus or the Prospectus, which filing does not require the consent of the Agents, the Company will provide each Agent with a copy of such document promptly after the filing thereof, and no Agent shall be obligated to solicit offers for the purchase of Notes so long as it is not reasonably satisfied with such document.

          (b) The Company will prepare and file with the Commission, promptly upon the request of any Agent, any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the Agents, may be necessary to enable the several Agents to continue to solicit offers to purchase the Notes, and the Company will use its best efforts to cause any such amendments to become effective and any such supplements to be filed with the Commission and approved for use by the Agents as promptly as possible. If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event relating to or affecting the Company occurs as a result of which the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company will promptly notify each Agent to suspend solicitation of offers to purchase Notes and, if so notified by the Company, each Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented; and if the Company shall decide to amend or supplement the Registration Statement or Prospectus as then amended or supplemented, it will so advise each Agent promptly by telephone (with confirmation in writing) and will prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented which will include a description of such facts or events and/or will correct such statement or omission or effect such compliance and will supply such amended or supplemented Registration Statement or Prospectus to each Agent in such quantities as it may reasonably request; and, if such amendment or supplement and any documents, certificates and opinions furnished to an Agent pursuant to paragraph (f) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement such Agent will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes any Agent may own as principal has been completed, if any event occurs or condition exists as a result of which it is necessary to amend or supplement the Registration Statement or Prospectus to make the information therein comply with the Securities Act or the rules thereunder or complete or accurate in all material respects, the Company agrees to provide such Agent with immediate notice by telephone (with confirmation in writing) to cease sales of any Notes, and the Company will forthwith prepare and furnish, at its own expense, any amendments or supplements to the Registration Statement or Prospectus, satisfactory in all respects to such Agent, in such quantities as it may reasonably request. If such amendment or supplement and any documents, certificates and opinions furnished to an Agent pursuant to paragraph (f) below in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to such Agent, upon the filing of such amendment or supplement to the Registration Statement or Prospectus such Agent may resume its resale of the Notes as principal.

          (c) As soon as practicable, but not later than 90 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, the Company will make generally available to its security holders and each Agent an earnings statement covering a period of at least 12 months beginning not earlier than said effective date which shall satisfy the provisions of
               Section 11(a) of the Securities Act and Rule 158 under the Securities Act, and, not later than 45 days after the end of the 12-month period beginning at the end of each fiscal quarter of the Company (other than the last fiscal quarter of any fiscal year) during which the effective date of any post-effective amendment to the Registration Statement occurs, not later than 90 days after the end of the fiscal year beginning at the end of each last fiscal quarter of any fiscal year of the Company during which the effective date of any post-effective amendment to the Registration Statement occurs, and not later than 90 days after the end of each fiscal year of the Company during which any Notes were issued, the Company will make generally available to its securityholders an earnings statement covering such 12-month period or such fiscal year, as the case may be, that will satisfy the provisions of such Section 11(a) and Rule 158.

          (d) The Company will furnish to each Agent, without charge, three conformed copies of the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in Section 3(b) above, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as any Agent may reasonably request.

          (e) The Company will furnish such information and execute such instruments as may be required to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Agent shall designate, will continue such qualifications in effect so long as required for distribution and will arrange for the determination of the legality of the Notes for purchase by institutional investors. The Company shall not be required to register or qualify as a foreign corporation nor, except as to matters and transactions relating to the offer and sale of the Notes, to consent to service of process in any jurisdiction. The Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in the case of the issue and purchase of, and for so long as there are outstanding any, Notes denominated in Japanese yen.

          (f) During the term of this Agreement, the Company shall furnish to each Agent such certificates of officers of the Company relating to the business, operations and affairs of the Company and its subsidiaries, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder as such Agent may from time to time reasonably request.

          (g) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and all amendments thereto; (ii) the preparation, issuance and delivery of the Notes; (iii) the fees and disbursements of the Company"s accountants and of the Trustee and Paying Agent and their respective counsel; (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel to the Agents in connection therewith and in connection with the preparation of any Blue Sky Memorandum; (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Basic Prospectus and Prospectus and any amendments or supplements thereto (including Pricing Supplements); (vi) the printing and delivery to the Agents of copies of the Indenture and any Blue Sky Memorandum; and (vii) any fees charged by rating agencies for the rating of the Notes.

               The Company will also, whether or not any sale of the Notes is consummated, reimburse the Agents promptly upon receipt of an invoice therefor for the reasonable fees of their counsel, as agreed by the Company and the Agents, incurred in connection with the preparation of this Agreement and the offering and sale of the Notes as well as any reasonable disbursements and out-of-pocket expenses incurred by such counsel, as agreed by the Company and the Agents.

          (h) Each acceptance by the Company of an offer for the purchase of Notes solicited by an Agent, and each sale of Notes to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to such Agent pursuant hereto are true and correct in all material respects at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent or to such Agent, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Basic Prospectus as amended and supplemented to each such time).

          (i) Each time the Registration Statement or the Basic Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement providing for a change deemed immaterial in the reasonable opinion of the Agents), if so requested by any Agent, and each time the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company will deliver or cause to be delivered forthwith to the relevant Agent or Agents a certificate of the Company signed by the President or a Vice President and the Chief Financial Officer of the Company or its Treasurer, dated the date of the effectiveness of such amendment or filing or supplement or sale, as the case may be, in form reasonably satisfactory to such Agent or Agents, of the same tenor as the certificate referred to in Section 4(e) hereof relating to the Registration Statement and the Basic Prospectus as amended and supplemented to the time of delivery of such certificate.

          (j) Each time the Registration Statement or the Basic Prospectus is amended or supplemented, if in the reasonable judgment of any Agent (or, in the case of a Pricing Supplement, in the reasonable judgment of the Agent that has solicited the offer to purchase the relevant Notes) the information contained in the amendment or supplement is of such nature that an opinion of counsel should be furnished, and each time the Company sells Notes to an Agent pursuant to a Terms Agreement, if so indicated in the applicable Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of counsel of the Company. Any such opinion shall be dated the date of such amendment or supplement or the date of such sale, as the case may be, shall be in a form satisfactory to such Agent and shall be of the same tenor as the opinion referred to in Section 4(d)(i) hereof but modified to relate to the Registration Statement and the Basic Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that it may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Basic Prospectus as amended and supplemented to the time of delivery of such letter).

                  (k) Each time that the Registration Statement or the Basic
                      Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Basic Prospectus, if so requested by any Agent, or each time the Company sells Notes to an Agent pursuant to a Terms Agreement, if so indicated in the applicable Terms Agreement, the Company shall cause its independent auditors forthwith to furnish each Agent or such Agent, as appropriate, with a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, or the date of such sale, as the case may be, in a form satisfactory to the recipient, of the same tenor as the letter referred to in
                      Section 4(f) hereof, with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement and the Basic Prospectus, as amended or supplemented to the date of such letter.

                  (l) Between the date of any Terms Agreement and the Settlement
                      Date, or such later date as may be specified in such Terms Agreement, with respect to such Terms Agreement, the Company will not, without the prior consent of the Agent which is a party to such Terms Agreement, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar in currency, maturity and other material terms to the Notes, other than (i) the Notes that are to be sold pursuant to such Terms Agreement; (ii) debt securities issued for consideration other than cash; and (iii) commercial paper in the ordinary course of business, except as may otherwise be provided in any such Term Agreement.

                  (m) The Company will not issue any Notes except as have been duly authorized by all necessary corporate action on the part of the Company.

                  (n) The Company will not issue any Notes directly to investors or through other agents, dealers or underwriters except in accordance with applicable law.

                  4.     Conditions of the Ob1igations of the Agents. The
                         -------------------------------------------
obligations of each Agent to solicit offers to purchase the Notes as agent of the Company and to purchase Notes as principal pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company"s officers made in each certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) No stop order suspending the effectiveness of the
                      Registration Statement, as amended from time to time, shall have been issued, and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company, shall be contemplated by the Commission.

                  (b) No event, nor any material adverse change in the condition of the Company, financial or otherwise, shall have occurred, nor shall any event exist, which makes untrue or incorrect any material statement or information contained in the Registration Statement or the Prospectus or which is not reflected in the Registration Statement or the Prospectus, but should be reflected therein in order to make the statements or information contained therein not misleading.

                  (c) No Agent shall have advised the Company that the
                      Registration Statement or any prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel for the Agents, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (d) At the Commencement Date, such Agent shall have received, and at each Settlement Date with respect to any applicable Terms Agreement to which such Agent is a party, if called for by such Terms Agreement, such Agent shall have received:

                      (i) The opinion, dated as of such date, of Gloria Santona, Vice President, U.S. General Counsel and Secretary, or a Vice President and Assistant General Counsel of the Company, to the effect that:

                           (A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as set forth in the Prospectus.

                           (B) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Trustee, is duly qualified under the Trust Indenture Act, and is a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity.

                           (C) The Notes have been duly and validly authorized by all necessary corporate action and, when duly executed and issued on behalf of the Company, duly authenticated by the Trustee or the Trustee's authenticating agent, and duly delivered to the several purchasers thereof against payment therefor in accordance with the provisions of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to all the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity.

                              (D) The Indenture and the Notes conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the provisions thereof required to be set forth in the Prospectus.

                              (E) This Agreement (and, if the opinion is being given pursuant to Section 3(j) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly and validly authorized, executed and delivered by the Company.

                              (F)   (1) The Registration Statement and any
                                    amendments thereto have become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the Registration Statement, the Prospectus, and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules thereunder; (3) such counsel has no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (4) such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not so described as required nor of any contracts or other documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                              (G)   The execution and delivery of this
                                    Agreement, the consummation of the
                                    transactions herein contemplated and the fulfillment of the terms hereof will not result in any breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which, to the knowledge of such counsel, the Company is a party, or the Restated Certificate of Incorporation or By-Laws of the Company as presently in effect or, to the knowledge of such counsel, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties.

                              (H) No authorization, approval, consent or other action of any governmental authority or agency is required in connection with the sale of the Notes as contemplated by this Agreement, except such as may be required under the Securities Act or under state securities or blue sky laws.

                         It is understood that such counsel may limit his or her opinion to the laws of the United States of America, the laws of the State of Illinois, and the General Corporation Law of the State of Delaware.

                         The opinions set forth in paragraphs (i)(B) and (i)(C) above may be further limited by inclusion of a statement to the effect that insofar as such opinions relate to Notes denominated in a currency other than United States dollars, the effective enforcement of a foreign currency claim in the federal or state courts of the State of New York may be limited by requirements that a claim (or a foreign currency judgment in respect of such a claim) be converted into United States dollars at the rate of exchange prevailing on the judgment date.

                         (ii) The opinion dated as of such date, of Gardner,
                              Carton & Douglas, counsel to you, covering the matters in paragraphs (i)(B), (i)(C), (i)(D),
                              (i)(E) and (i)(F)(3) above, provided that with respect to paragraph (i)(F)(3) above, such counsel may state that their belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and review and discussion of the contents thereof (including documents incorporated by reference) but is without independent check or verification except as specified.

                         The Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render their opinions. In connection with such opinions, such counsel may rely on the representations or certificates of officers of the Company as to factual matters.

                    (e) On the Commencement Date, and at each Settlement Date with respect to any Terms Agreement to which such Agent is a party, the Company shall have furnished to such Agent, a certificate of the Company, signed by the President or a Vice President, and the Chief Financial Officer of the Company or its

                         Treasurer, dated as of the Commencement Date or such Settlement Date, to the effect that:

                         (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                         (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the signer"s knowledge, are contemplated under the Securities Act; and

                         (iii) the signers of the certificate have carefully examined the Registration Statement and the Prospectus; neither the Registration Statement, the Prospectus nor any amendment or supplement thereto includes, as of the date of such certificate, any untrue statement of a material fact or omits, as of such date, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; since the latest respective dates as of which information is given in the Registration Statement, there has been no material adverse change in the financial position, business or results of operations of the Company and its consolidated subsidiaries, considered as a whole, except as set forth in or contemplated by the Prospectus; and since the effective date of the Registration Statement, as amended, no event has occurred which is required to be set forth in the Prospectus which has not been so set forth.

                    (f) On the Commencement Date, and at each Settlement Date with respect to any Terms Agreement to which such Agent is a party, if called for by such Terms Agreement, the Company's independent auditors shall have furnished to such Agent, a letter or letters, dated as of the Commencement Date or such Settlement Date, in form and substance satisfactory to it, confirming that they are independent auditors within the meaning of the Securities Act and the respective applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus as then amended or supplemented.

                    (g) On the Commencement Date and at each Settlement Date with respect to any Terms Agreement to which such Agent is a party, the Company shall have furnished to such Agent such appropriate further certificates and documents as it may reasonably request.

                  5.     Indemnification and Contribution.
                         --------------------------------

                  (a) The Company will indemnify and hold harmless each Agent and each person, if any, who controls such Agent either within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Agent or such controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereof, the Basic Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent and each such controlling person for any legal or other expenses reasonably incurred by such Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by an Agent specifically for use in the preparation thereof; and provided, further, that the foregoing indemnification with respect to the Basic Prospectus or the Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Securities, if such Agent, if acting as principal in the sale of the Notes to such person or as agent in such sale having solicited such person, failed to send or give copies of the Prospectus, as amended or supplemented, excluding documents incorporated therein by reference, to such person at or prior to the written confirmation of the sale of such Notes to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                    (b) Each Agent severally, but not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company either within the meaning of the Securities Act or the Exchange Act, each of its directors and each of its officers who has signed the Registration Statement, against any losses, claims, damages or liabilities to which the Company, any such controlling person or any such director or officer may become subject, under the Securities Act, the Exchange Act, or otherwise, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to written information relating to such Agent furnished to the Company specifically for use in the preparation of the documents referred to in the foregoing indemnity. The Company acknowledges that the statements set forth under the heading "Plan of Distribution" (exclusive of the sixth paragraph thereof) in the Prospectus Supplement dated _______, 2001 relating to the Notes constitute the only information furnished in writing by or on behalf of any Agent for inclusion in the Prospectus, and the Agents confirm that such statements are correct. This indemnity agreement will be in addition to any liability which each such Agent may otherwise have.

                    (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt by such indemnified party of notice from the indemnifying party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the applicable Agent in the case of subparagraph (a), representing the indemnified parties under subparagraph
                         (a) or (b), as the case may be, who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or
                         (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided further, that, with respect to legal and other expenses incurred by an indemnified party for which an indemnifying party shall be liable hereunder, all such legal fees and expenses shall be reimbursed by the indemnifying party as they are incurred.

                    (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 5 is due in accordance with its terms but is for any reason held by a court to be insufficient or unavailable, the Company and each Agent participating in the offering of Notes that gave rise to the losses, claims, damages or liabilities (a "Relevant Agent") for which contribution is sought shall severally contribute to the aggregate of such losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more Relevant Agents may be subject in such proportion so that each Relevant Agent is responsible for that portion represented by the percentage that the commission rate paid to such Relevant Agent on the sale of Notes sold through it bears to the sum of such commission rate and the purchase price of such Notes sold through such Relevant Agent, and the Company is responsible for the balance; provided, however, that (i) in no case shall any such Relevant Agent be responsible for any amount in excess of the commission rate paid to such Relevant Agent in connection with the sale of such Notes; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls an Agent within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (i) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                    6.   Restrictions on Offers and Sales of Registered Notes.
                         ----------------------------------------------------
Each Agent represents and agrees that it has not offered or sold and agrees that it will not offer or sell any Note directly or indirectly in Japan or to residents of Japan or for the benefit of any Japanese person (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) or to others for reoffering or resale directly or indirectly in Japan or to any Japanese person except under circumstances that will result in compliance with any applicable laws, regulations and ministerial guidelines of Japan taken as a whole. Furthermore, in connection with the issuance of Notes denominated in Japanese yen, the Company and each Agent agree to comply with all applicable laws, regulations and guidelines as amended from time to time of the Japanese governmental and regulatory authorities.

                    7.   Position of the Agents. In soliciting offers to
                         ----------------------
purchase the Notes, each Agent is acting solely as agent for the Company, and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Company, but no Agent shall have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will any Agent be obligated to purchase any Notes for its own account other than pursuant to, and subject to the conditions set forth in, any Terms Agreement.

                    8.   Termination. This Agreement may be terminated at any
                         -----------
time either (a) by the Company as to any Agent or (b) by any Agent, insofar as this Agreement relates to such Agent, upon the giving of written notice of such termination to the other parties hereto. In the event of such termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred. Any Terms Agreement may be terminated, immediately upon notice to the Company, at any time prior to the Settlement Date relating to a Terms Agreement if (i) trading in the Company's common stock shall have been suspended by the Commission or the New York Stock Exchange for a period of 24 hours or more or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, in either case to such a degree as would in the reasonable judgment of the Agent which is party to such Agreement adversely affect the market for the Notes; (ii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal authorities; or or (iii) there has occurred any material outbreak, or material escalation, of hostilities involving the United States or other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in the reasonable judgment of an Agent which is party to such Agreement, as to prevent or materially impair the marketing, or enforcement of contracts for sale, of the Notes. In the event of termination of this Agreement or any Terms Agreement, no party shall have any liability to the other parties hereto, except (1) as provided in the first two sentences of the third paragraph of Section 2(a) (with respect to any commissions earned by the Agents but not yet paid by the Company at the time of such termination), Section 3(g), Section 5 and Section 9; and (2) if, at the time of termination, an Agent shall own any Notes purchased pursuant to a Terms Agreement entered into prior to the termination of this Agreement with the intention of reselling them or an offer to purchase any Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, as provided in Sections 3(b) through 3(e), 3(h) through 3(k) and 3(n) hereof; provided that the exception set forth in clause (2) of this sentence shall be of no further force or effect immediately after the earlier of (i) resale or delivery, as the case may be, of the Notes referred to in such clause; and (ii) in the case of Notes purchased pursuant to a Terms Agreement entered into prior to the termination of this Agreement, a date 270 calendar days from the date of such termination. The provisions of the last sentence of Section 3(e) and each of Sections 3(g), 5 and 9 hereof shall survive the termination or cancellation of any Terms Agreement.

                    9.   Representations and Indemnities to Survive. The
                         ------------------------------------------
respective agreements, representations, warranties and indemnities of the Company or its officers and each Agent set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive delivery of and payment for the Notes.

                    10.  Notices.  All communications hereunder will be in
                         -------
writing and effective only on receipt, and shall be mailed, delivered or sent by facsimile transmission and confirmed as follows:

                    (i) if to Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch & Co., Merrill Lynch World Headquarters, North Tower, 4 World Financial Center, 250 Vesey Street, 10th 15/th/ Floor, New York, New York 1028110080, Attention: MTN Product Management;

                    (ii) if to ABN AMRO Incorporated, at 1325 Avenue of the Americas, 10/th/ Floor, New York, New York 10019;

                    (iii) if to Banc of America Securities LLC, at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255;

                    (iv) if to Banc One Capital Markets, Inc., at 1 Bank One Plaza, Suite 1L1-0595, 21 South Clark Street, Chicago, Illinois 60670;

                    (v) if to Barclays Capital Inc., at 222 Broadway, New York, New York 10038, Attention: Syndicate Desk;

                    (vi) if to Deutsche Banc Alex. Brown Inc., at 31 W. 52/nd/ Street, New York, New York 10019;

                    (vii) if to Fleet Securities, Inc., at 100 Federal Street, Mail Stop MA DE 10012H, Boston, Massachusetts 02110, Attn: Paul E. McCormack;

                    (viii) if to Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, Attention: Medium-Term Note Trading Department;

                    (ix) if to J.P. Morgan Securities, Inc., at 270 Park Avenue, 8/th/ Floor, New York, New York 10017,
                              Attention: Medium-Term Note Desk;

                    (x) if to Morgan Stanley & Co. Incorporated, at 1585 Broadway, 2/nd/ Floor, New York, New York 10036,
                              Attention: Medium-Term Note Trading Desk;

                    (xi) if to Salomon Brothers Inc., at Seven World Trade Center, New York, New York 10048, Attention:
                              Medium-Term Note Department; and

                    (xii) if to the Company, at One McDonald's Plaza, Oak Brook, Illinois 60523, Attention: Treasurer, with a copy to the Controller;

or at such other address as any party may notify to the other parties hereto from time to time.

                    11.  Successors. This Agreement and any Terms Agreement will
                         ----------
inure to the benefit of and be binding upon the parties hereto and thereto and the officers, directors and controlling persons referred to in Section 5 hereof, and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder.

                    12.  Counterparts.  This Agreement may be signed in any
                         ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    13. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE NTERNAL LAWS OF THE STATE OF ILLINOIS.

                   *                    *                 *

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                       Very truly yours,

                                       McDONALD'S CORPORATION

                                       By:  ____________________________________
                                            Title: Senior Vice President and
                                                   Treasurer

                  The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

MERRILL LYNCH, PIERCE, FENNER &           DEUTSCHE BANC ALEX. BROWN INC.
SMITH INCORPORATED

By: _________________________             By: _________________________
    Title:                                    Title:

ABN AMRO INCORPORATED                     FLEET SECURITIES, INC.

By: _________________________             By: _________________________
    Title:                                    Title:

BANC OF AMERICA SECURITIES LLC            GOLDMAN, SACHS & CO.

By: _________________________             By: _________________________
    Title:                                    Title:

BANC ONE CAPITAL MARKETS, INC.            J.P. MORGAN SECURITIES INC.

By: _________________________             By: _________________________
    Title:                                    Title:

BARCLAYS CAPITAL INC.                     MORGAN STANLEY & CO. INCORPORATED

By: _________________________             By: _________________________
    Title:                                    Title:

DEUTSCHE BANC ALEX. BROWN INC.            SALOMON BROTHERS INC.

By: _________________________             By: _________________________
    Title:                                    Title:

                                                                       EXHIBIT A


                             FORM OF TERMS AGREEMENT

                             McDonald's Corporation

                           MEDIUM-TERM NOTES, SERIES G

                                 TERMS AGREEMENT

                                                           _______________, 200_


McDonald's Corporation
One McDonald's Plaza
Oak Brook, Illinois 60523

Attention:  Treasurer

Re:  U.S. Distribution Agreement dated ________, 2001

The undersigned agrees to purchase the following principal amount of your Medium-Term Notes: [Currency/Amount]

                       Initial Public Offering Price:
                       Stated Maturity:
                       Purchase Price:
                       Purchase Date and Time:
                       Settlement Date and Time:
                       Place of Delivery:
                       Form: Book-Entry __________ or
                       Certificated _____________
                       Redeemable by Company: ___Yes ___No

                       Redemption Price Schedule:

                                    Date   Price
                                    ----   -----


                       Repayable at option of Holder: ___Yes ___No

                       Repayment Price Schedule:

                                    Date   Price
                                    ----   -----


                       For Fixed Rate Notes:

                       Interest Rate:
                       Interest Payment Dates:
                         (if other  than February 15 and August 15)
                       Regular Record Dates:
                         (if other than February 1 and August 1)


                       For Floating Rate Notes:

                       Base Rate:
                       Initial Interest Rate:
                       Spread:
                       Spread Multiplier:
                       Index Maturity:
                       Interest Reset Period:
                       Interest Reset Dates:
                       Interest Payment Dates:
                       Maximum Interest Rate, if any:
                       Minimum Interest Rate, if any:
                       For Indexed Notes:
                         [specify appropriate terms]
                       For Original Issue Discount Notes:
                         [specify appropriate terms]
                       For Amortizing Notes:
                         [specify amortization schedule]

                       (Other terms)

         The provisions of Sections 1, 2(b), 2(c), 2(d), 3 through 6 and 8 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

         [The certificates referred to in Section 3(i) of the Distribution Agreement, the opinion referred to in Section 3(j) of the Distribution Agreement and the auditors' letter referred to in Section 3(k) of the Distribution Agreement will be required.]

         [The following opinions, letters, information, certificates and documents referred to in Section 4 of the Distribution Agreement will be required:]

         [The lockup period referred to in Section 3(l) of the U.S. Distribution Agreement shall extend to a date ____ calendar days after the Settlement Date.]

                                                     [NAME OF PURCHASER]

                                                     By: _______________________
                                                     Title:


Accepted as of the date written above:

McDONALD'S CORPORATION

By: _________________________________
Title:

                                                                       EXHIBIT B


                  Medium-Term Note Administrative Procedures
                  ------------------------------------------

     Medium-Term Notes, Series G (the "Notes") are to be offered on a continuing basis by McDonald's Corporation (the "Company"). Each of Merrill Lynch & Co., ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., J.P. Morgan Securities Inc., Deutsche Banc Alex. Brown Inc., Fleet Securities, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. as agent (each an "Agent"), has agreed to solicit offers to purchase the Notes and to purchase Notes, as principal, for its own account. The Notes are being sold pursuant to a U.S. Distribution Agreement between the Company and the Agents dated ________, 2001 (the "Agreement"). The Notes will be in registered form and will be issued under an Indenture dated as of October 19, 1996, between the Company and First Union National Bank as trustee (the "Trustee"), and any indenture supplemental thereto. If any provision of these Administrative Procedures limits or conflicts with any provision of the form of Note attached to these Administrative Procedures as Annex I hereto, such provision in the form of Note shall be controlling. The Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company.

     Each Note will be represented by either a Global Security (as defined hereinafter) (a "Registered Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Registered Notes will be delivered to Bank One, N.A. ("Bank One" or the "DTC Agent"), acting as agent for The Depository Trust Company or any successor depositary selected by the Company ("DTC", which term, as used herein, includes any successor depositary selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). Except as set forth in the Basic Prospectus (as defined in the Agreement), an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

     The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents, the Paying Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents, the Paying Agent and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

     Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agreement shall control.

     PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

     In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the DTC Agent will perform the custodial, document control and administrative functions described below for the Registered Notes. The DTC Agent will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and the DTC Agent to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Bank One and DTC, dated May 26, 1989 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                           On any date of settlement (as defined under
--------                            "Settlement" below) for one or more Fixed
                                    Rate Book-Entry Notes, the Company will
                                    issue a single global security in fully
                                    registered form without coupons (a "Global
                                    Security") representing up to $200,000,000 principal amount of all such Notes that have the same interest rate, Stated Maturity and redemption provisions. On any settlement date for one or more Floating Rate Book-
                                    Entry Notes, the Company will issue a single
                                    Global Security representing up to
                                    $200,000,000 principal amount of all such Notes that have the same Base Rate, Initial
                                    Interest Rate, Index Maturity, Spread or
                                    Spread Multiplier, Interest Reset Period,
                                    Interest Payment Dates, redemption
                                    provisions, Minimum Interest Rate (if any),
                                    Maximum Interest Rate (if any) and Stated
                                    Maturity. On any settlement date for one or more Indexed Book-Entry Notes, the Company will issue a single Global Security representing up to $200,000,000 principal amount of all such Notes that have the same terms (as such terms are identified in the Pricing Supplement relating to such Notes).
                                    Each Global Security will be dated and
                                    issued as of the date of its authentication by the Trustee for the Registered Notes represented by such Global Security. No
                                    Global Security will represent (i) more than one of a Fixed Rate, Floating Rate and Indexed Book-Entry Notes; or (ii) any
                                    Certificated Note.



Identification  Numbers:            The Company has arranged with the CUSIP
-----------------------             Service Bureau of Standard & Poor's (the
                                    "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers) for the Registered Notes. Such series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designations. The DTC Agent has obtained from the CUSIP Service Bureau written lists of such reserved CUSIP numbers and caused such lists to be delivered to the DTC Agent and to DTC. The DTC Agent will assign CUSIP numbers to Global Securities as described below under Settlement Procedure
                                    "B". DTC will notify the CUSIP Service
                                    Bureau periodically of the CUSIP numbers that the DTC Agent has assigned to Global
                                    Securities. The DTC Agent will notify the
                                    Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the DTC Agent, as needed, and to DTC.

Registration:                       Global Securities will be issued only in
------------                        fully registered form without coupons and
                                    each Global Security will be registered in the name of CEDE & Co., as nominee for DTC, on the securities register for the Notes
                                    (the "Securities Register") maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more direct participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such
                                    Note in the account of such Participants.
                                    The ownership interest of such beneficial owner (or such participants) in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                          Transfers of a Book-Entry Note will be
----------                          accomplished by book entries made by DTC
                                    and, in turn, by Participants (and in
                                    certain cases, one or more indirect
                                    participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                          The DTC Agent may deliver to DTC and the
---------                           CUSIP Service Bureau at any time a written
                                    notice of consolidation (a copy of which shall be attached to the resulting Global
                                    Security described below) specifying (i) the CUSIP numbers of two or more Outstanding
                                    Global Securities that represent (A) Fixed
                                    Rate Book-Entry Notes having the same
                                    interest rate, Interest Payment Date,
                                    redemption provisions and Stated Maturity and for which interest has been paid to the same date; (B) Floating Rate Book-Entry
                                    Notes having the same Base Rate, Index
                                    Maturity, Spread or Spread Multiplier,
                                    Interest Reset Period, Interest Payment
                                    Dates, redemption and repayment provisions,
                                    Minimum Interest Rate (if any), Maximum
                                    Interest Rate (if any) and Stated Maturity and for which interest has been paid to the same date; or (C) Indexed Book-Entry Notes having the same terms (as such terms are identified in the Pricing Supplement relating to such Notes); (ii) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security; and
                                    (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the DTC Agent) a written reorganization notice to the effect that such exchange will occur on such date.
                                    Prior to the specified exchange date, the DTC Agent will deliver to the CUSIP Service
                                    Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the DTC Agent will exchange such Global Securities for a single
                                    Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged
                                    Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Upon such exchange, the DTC Agent will mark the predecessor Global Security "canceled", make appropriate entries in the DTC Agent"s records and destroy such canceled Global
                                    Security in accordance with the terms of the Indenture and deliver a certificate of destruction to the Company. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global
                                    Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional

                                    Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                         Each Book-Entry Note will mature on a date
----------                          not less than one year nor more than 60
                                    years after the settlement date for such Note (the "Stated Maturity"). Unless otherwise specified in the applicable
                                    Pricing Supplement, a Floating Rate Book-
                                    Entry Note will mature only on an Interest
                                    Payment Date for such Note.

Denominations:                      Book-Entry Notes will be issued in principal
-------------                       amounts of $1,000 or any amount in excess
                                    thereof that is an integral multiple of
                                    $1,000. If Book-Entry Notes are denominated in a Specified Currency other than U.S.
                                    dollars, the denominations of such Notes will be determined pursuant to the provisions of the applicable Pricing
                                    Supplement. Global Securities will be
                                    denominated in principal amounts not in
                                    excess of $200,000,000 (or the equivalent thereof). If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 (or the equivalent thereof) would, but for the preceding sentence, be represented by a single Global
                                    Security, then one Global Security will be authenticated and issued to represent each $200,000,000 principal amount (or the equivalent thereof) of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                           General. Unless otherwise indicated in the
--------                            -------
                                    applicable Pricing Supplement, interest, if any, on each Book-Entry Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue (if different than the Original Issue
                                    Date)) of the Global Security representing such Book-Entry Note or from the last day to which interest has been paid thereon or duly provided for and will be calculated and paid in the manner described in such Book-Entry
                                    Note and in the applicable Pricing
                                    Supplement. The first payment of interest on any Book-Entry Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the next succeeding Interest Payment Date.
                                    Unless otherwise specified therein, each payment of interest for a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date or to but excluding Stated Maturity. Interest payable at the Stated Maturity of a Book-
                                    Entry Note will be payable to the person to whom the principal of such Note is payable.
                                    Standard & Poor's will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                                    Security in the appropriate daily bond
                                    report published by Standard & Poor's.

                                    Regular Record Dates. Unless otherwise
                                    --------------------
                                    specified in the applicable Pricing
                                    Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Book-Entry Note shall be the February 1 or August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Floating Rate Book-Entry Note shall be the date (whether or not a Business Day) 15 calendar days immediately preceding such Interest Payment Date.

                                    Interest Payment Dates on Fixed Rate Book-
                                    ------------------------------------------
                                    Entry Notes. Unless otherwise specified
                                    -----------
                                    pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on February 15 and August 15 of each year and at Stated Maturity; provided, however, that if any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day, and no interest shall accrue on such payment for the period from and after such Interest Payment Date; and provided further that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                    Interest Payment Dates on Floating Rate
                                    Book-Entry Notes. Unless otherwise
                                    specified, interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semiannually or annually. Unless otherwise specified, interest will be payable, in the case of Floating Rate Book-Entry Notes that: reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified; reset quarterly, on the third Wednesday of March, June, September and December of each year; reset semiannually, on the third Wednesday of each of two months specified pursuant to Settlement Procedure "A" below; and reset annually, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                    Notice of Interest Payment and Regular
                                    --------------------------------------
                                    Record Dates. On the first Business Day of
                                    ------------
                                    January, April, July and October of each year, the DTC Agent will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, Bank One, as Calculation Agent, will make available to Standard & Poor's the interest rates determined on such Interest Determination Date.

Calculation of Interest:            Fixed Rate Book-Entry Notes. Interest on
-----------------------             ---------------------------
                                    Fixed Rate Book-Entry Notes (including
                                    interest for partial periods) will be
                                    calculated on the basis of a 360-day year of twelve 30-day months.

                                    Floating Rate Book-Entry Notes. Interest
                                    ------------------------------
                                    rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth herein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is the Treasury Rate or CMT, interest will be calculated on the basis of the actual number of days in the year.

                                  Amortizing Book-Entry Notes. Unless otherwise
                                  ---------------------------
                                  indicated in the applicable Pricing
                                  Supplement, interest on Amortizing Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

Payments of Principal
---------------------
and Interest:                     Payment of Interest Only. Promptly after each
------------                      ------------------------
                                  Regular Record Date, the DTC Agent will
                                  deliver to the Company and DTC a written notice specifying the CUSIP number, the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with Stated Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest
                                  Payment Date by reference to the daily bond reports published by Standard & Poor's. The
                                  Company will pay to the Paying Agent the total amount of interest due on such Interest
                                  Payment Date (other than at Stated Maturity), and the Paying Agent will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment".

                                  Payments at Stated Maturity. On or about the
                                  ---------------------------
                                  first Business Day of each month, the DTC
                                  Agent will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing in the following month. The Company, DTC and the DTC Agent will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Stated Maturity of such Global Security. The Company will pay to the Paying Agent the principal amount of such Global Security, together with interest due at such Stated Maturity. The Paying Agent will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal and interest due at the Stated Maturity of such Global Security, the Paying Agent will cancel such Global Security and deliver it to the Company with an appropriate debit advice.

                                  Manner of Payment. The total amount of any
                                  -----------------
                                  principal and interest due on Global
                                  Securities on any Interest Payment Date or at Stated Maturity shall be paid by the Company to the Paying Agent in immediately available funds no later than

                                  9:30 a.m. (New York City time) on such date.
                                  The Company will make such payment on such Global Securities by instructing the Paying Agent to withdraw funds from an account maintained by the Company. The Company will confirm any such instructions in writing to the Paying Agent. For Stated Maturity, redemption and other principal payments, the Paying Agent will pay, prior to 10:00 a.m. (New York City time) on such date or as soon as possible thereafter, by separate wire transfer (using Fedwire message entry instructions in a form previously specified by
                                  DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Security are recorded in the book-entry system maintained by DTC. Payments of interest shall be made to DTC in same day funds in accordance with existing arrangements in place between the DTC Agent and DTC. None of the Company, the Paying Agent or the DTC Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                  If an issue of Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated (the "foreign currency") or in U.S. dollars. DTC has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency; and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                                  DTC will notify the applicable Trustee on or prior to the fifth Business Day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the applicable Trustee shall use such instructions to pay the Participants directly. If DTC does not so notify the applicable Trustee, it is understood that only U.S. dollar payments are to be made. The applicable Trustee shall notify DTC on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S. dollar amount to be paid per $1,000 face amount. In the event that the applicable Trustee"s quotation to convert the foreign currency into U.S. dollars is not available, the applicable Trustee shall notify DTC"s Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the applicable Trustee and the applicable Trustee shall use such instructions to pay the Participants directly.

                                  Withholding Taxes. The amount of any taxes
                                  -----------------
                                  required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon Company's
-------------------------
Exercise of Optional Redemption:  Company Notice to Trustee and Paying Agent
-------------------------------   ------------------------------------------
                                  regarding Exercise of Optional Redemption. At
                                  -----------------------------------------
                                  least 45 days prior to the date on which it intends to redeem a Book-Entry Note, the Company will notify the Trustee and Paying
                                  Agent that it is exercising such option with respect to such Book-Entry Note on such date.

                                  Paying Agent Notice to DTC regarding Company's
                                  ----------------------------------------------
                                  Exercise of Optional Redemption. After receipt
                                  -------------------------------
                                  of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, at least 30 days before the redemption date of such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                                  Deposit of Redemption Price. On or before any
                                  ---------------------------
                                  redemption date, the Company shall deposit with the Paying Agent an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. The Paying Agent will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate Setting
--------------------------
and Posting:                      The Company and the Agent will discuss from
-----------
                                  time to time the aggregate principal amount of, the issuance price of and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Book-
                                  Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and Rejection
------------------------
of Offers:                        Unless otherwise instructed by the Company,
---------
                                  the Agent will advise the Company promptly by telephone of all orders to purchase Book-Entry
                                  Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Confirmation:                     For each order to purchase a Book-Entry Note
------------
                                  solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                       The receipt by the Company of immediately
----------
                                  available funds in payment for a Book-Entry
                                  Note and the authentication and issuance of the Global Security representing such Book-
                                  Entry Note shall constitute "settlement" with respect to such Book-Entry Note, and the date of such settlement, the "Settlement Date". All orders accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day following the date of sale.

Settlement Procedures:            Settlement Procedures with regard to each
---------------------
                                  Book-Entry Note sold by the Company to or through the Agent, except pursuant to a Terms
                                  Agreement, shall be as follows:

                                    A.   The Agent will advise the Company by
                                         telephone (or by facsimile or other
                                         acceptable written means) that such
                                         Note is a Book-Entry Note and of the
                                         following settlement information:

                                         1.   Principal or face amount.

                                         2.   Series.

                                         3.   Stated Maturity.

                                         4.   In the case of a Fixed Rate Book-
                                              Entry Note, the interest rate and
                                              reset, redemption, repayment and
                                              extension provisions (if any) or,
                                              in the case of a Floating Rate
                                              Book-Entry Note, the Base Rate,
                                              Initial Interest Rate (if known at
                                              such time) Interest Reset Period,
                                              Interest Reset Dates, Index
                                              Maturity, Spread and/or Spread
                                              Multiplier (if any), Minimum
                                              Interest Rate (if any), Maximum
                                              Interest Rate (if any) and reset,
                                              redemption, repayment and
                                              extension provisions (if any).

                                         5.   Interest Payment Dates and the
                                              Interest Payment Period.

                                         6.   Amortization provisions, if any.

                                         7.   Settlement Date and Issue Date, if
                                              different.

                                         8.   Specified Currency.

                                         9.   Denominated Currency, Index
                                              Currency, base exchange rate, and
                                              the determination date, if
                                              applicable.

                                         10.  Price.

                                         11.  Agent's commission, determined as
                                              provided in the Agreement.

                                         12.  Whether such Book-Entry Note is an
                                              Original Issue Discount Note and,
                                              if so, the total amount of a OID,
                                              the Yield to Maturity and the
                                              initial accrual period.

                                         13.  Any other terms necessary to
                                              describe the Book-Entry Note.

                                  B.     The Company will advise the relevant
                                         DTC Agent by telephone (confirmed in
                                         writing at any time on the same date),
                                         written telecommunication or electronic
                                         transmission of the information set
                                         forth in Settlement Procedure "A"
                                         above. Each such communication by the
                                         Company shall constitute a
                                         representation and warranty by the
                                         Company to the DTC Agent for such Note,
                                         the Trustee for such Note and the Agent
                                         that (i) such Note is then, and at the
                                         time of issuance and sale thereof will
                                         be, duly authorized for issuance and
                                         sale by the Company; and (ii) such
                                         Note, and the Global Security
                                         representing such Note, will conform
                                         with the terms of the Indenture for
                                         such Note. The DTC Agent will then
                                         assign a CUSIP number to the Global
                                         Security representing such Book-Entry
                                         Note and notify the Agent and the
                                         Company by telephone (confirmed in
                                         writing at any time on the same date),
                                         written telecommunication or electronic
                                         transmission of such CUSIP number as
                                         soon as practicable.

                                  C.     The DTC Agent will enter a pending
                                         deposit message through DTC's
                                         Participant Terminal System, providing
                                         the following Settlement information to
                                         DTC, such Agent, Standard & Poor's and,
                                         upon request, the Trustee:

                                         1.   The information set forth in
                                              Settlement Procedure "A".

                                         2.   Identification as a Fixed Rate
                                              Book-Entry Note or a Floating Rate
                                              Book-Entry Note.

                                         3.   Initial Interest Payment Date for
                                              such Note, number of days by which
                                              such date succeeds
                                              the related DTC Record Date and
                                              amount of interest, if known,
                                              payable on such Interest Payment
                                              Date.

                                         4.   Interest Payment Period or
                                              frequency of Interest Payment
                                              Dates.

                                         5.   CUSIP number of the Global
                                              Security representing such Note.

                                         6.   Whether such Global Security will
                                              represent any other Book-Entry
                                              Note (to the extent known at such
                                              time).

                                         7.   The participant account numbers
                                              maintained by DTC on behalf of the
                                              Trustee and the Agent.

                                  D.     To the extent the Company has not
                                         already done so, the Company will
                                         deliver to the Trustee for such Notes a
                                         Global Security in a form that has been
                                         approved by the Company, the Agent and
                                         the Trustee.

                                  E. Bank One, as Authenticating Agent, will complete each Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Note.

                                  F.     DTC will credit such Note to the DTC
                                         Agent's participant account at DTC.

                                  G.     The DTC Agent will enter an SDFS
                                         delivery order through DTC's
                                         Participant Terminal System instructing
                                         DTC to (i) debit such Note to the DTC
                                         Agent's participant account; and credit
                                         such Note to such Agent's participant
                                         account; and (ii) debit such Agent's
                                         settlement account and credit the DTC
                                         Agent's settlement account for an
                                         amount equal to the price of such Note
                                         less such Agent's commission. The entry
                                         of such a deliver order shall
                                         constitute a representation and
                                         warranty by the DTC Agent to DTC that
                                         (i) the Global Security representing
                                         such Book-Entry Note has been issued
                                         and authenticated; and (ii) the DTC
                                         Agent is holding such Global Security
                                         pursuant to the

                                         Medium-Term Note Certificate Agreement
                                         between the DTC Agent and DTC.

                                  H.     Unless the Agent is purchasing such
                                         Note as principal, the Agent will enter
                                         an SDFS delivery order through DTC's
                                         Participant Terminal System instructing
                                         DTC (i) to debit such Note to such
                                         Agent's participant account and credit
                                         such Note to the participant accounts
                                         of the Participants with respect to
                                         such Note; and (ii) to debit the
                                         settlement accounts of such
                                         Participants and credit the settlement
                                         account of such Agent for an amount
                                         equal to the price of such Note.

                                  I.     Transfers of funds in accordance with
                                         SDFS delivery orders described in
                                         Settlement Procedures "G" and "H" will
                                         be settled in accordance with SDFS
                                         operating procedures in effect on the
                                         settlement date.

                                  J.     The DTC Agent will, upon receipt of
                                         funds from the Agent in accordance with
                                         Settlement Procedure "G", credit to an
                                         account of the Company maintained at
                                         the DTC Agent funds available for
                                         immediate use in the amount transferred
                                         to the DTC Agent in accordance with
                                         Settlement Procedure "G".

                                  K. Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                                  L. Monthly, the DTC Agent will send to the Company a statement setting forth the principal amount of Registered Notes Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has advised the DTC Agent but which have not yet been settled.

Settlement Procedures Timetable:         For sales by the Company of Book-Entry
-------------------------------
                                         Notes solicited by an Agent and
                                         accepted by the Company (except
                                         pursuant to a Terms Agreement) for
                                         settlement on the first Business Day
                                         after the sale
                                 date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                 Settlement

                                 Procedure     Time

                                 A             11:00 a.m. on the sale date
                                 B             12:00 Noon on the sale date
                                 C             2:00 p.m. on the sale date
                                 D             3:00 p.m. on day before
                                               Settlement Date
                                 E             9:00 a.m. on Settlement Date
                                 F             10:00 a.m. on Settlement Date
                                 G-H           2:00 p.m. on Settlement Date
                                 I             4:00 p.m. on Settlement Date
                                 J-K           5:00 p.m. on Settlement Date

                                 If a sale is to be settled more than one
                                 Business Day after the sale date, Settlement
                                 Procedures "A", "B" and "C" shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 Noon and 2:00 p.m., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                 If settlement of a Book-Entry Note is
                                 rescheduled or canceled, the DTC Agent will deliver to DTC through DTC's Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

          Failure to Settle:       If settlement of a Book-Entry Note is
          -----------------
                                   rescheduled and the DTC Agent for such Note has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", after receiving notice from the Company or the Agent, such DTC Agent shall deliver to DTC, through DTC's
                                   Participant Terminal System, as soon as
                                   practicable, a withdrawal message instructing
                                   DTC to debit such Book-Entry Note to such DTC
                                   Agent's participant account. DTC will process the withdrawal message, provided that such DTC Agent's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee for the Notes represented by such Global
                                   Security will mark such Global Security
                                   "canceled", make appropriate entries in such Trustee"s records and destroy the canceled
                                   Global Security in accordance with the
                                   Indenture and deliver a certificate of
                                   destruction to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the DTC Agent for such Book-Entry Notes will exchange such Global
                                   Security for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered
                                   Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                   If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's

                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures "H" and "G",
                                        respectively. Thereafter, the DTC Agent
                                        for such Book-Entry Note will deliver
                                        the withdrawal message and take the
                                        related actions described in the
                                        preceding paragraph. If such failure
                                        shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to one or more, but not all, of
                                        the Book-Entry Notes to have been
                                        represented by a Global Security, the
                                        DTC Agent for such Book-Entry Note or
                                        Notes will provide, in accordance with
                                        Settlement Procedures "E" and "G", for
                                        the authentication and issuance of a
                                        Global Security representing the other
                                        Book-Entry Notes to have been
                                        represented by such Global Security and
                                        will make appropriate entries in its
                                        records.

Procedure for Rate Changes;
--------------------------
Preparation of Pricing Supplements:     The Company and the Agents will
----------------------------------
                                        discuss from time to time the rates to
                                        be borne by Registered Notes that may be sold as a result of the solicitation of offers by any Agent. If any offer to purchase a Registered Note is accepted by the Company, the Company will prepare a Pricing Supplement reflecting the terms of such Note and will arrange to have the Pricing Supplement filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act and will supply by facsimile transmission or by overnight express for delivery by 11:00 a.m. on the Business Day next following the date of acceptance one copy thereof
                                        (or additional copies if requested) to
                                        each Agent which presented the order
                                        (each, a "Presenting Agent") at each
                                        address listed below and one copy to the Trustee. The relevant Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of the Registered Note.

                              Copies of Pricing Supplements shall be sent to:

                              if Merrill Lynch & Co. is the Presenting Agent:

                              Merrill Lynch & Co. - Tritech Services
                              44B Colonial Drive
                              Piscataway, New Jersey 08854
                              Attn: Prospectus Operations/Nachman Kimerling
                              Telephone: (732) 885-2768
                              Facsimile: (732) 885-2774/5/6

                              Merrill Lynch & Co.
                              Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters
                              4 World Financial Center,
                              North Tower, 15/th/ Floor
                              New York, New York 10080
                              Attn:  MTN Product Management
                              Telephone: (212) 449-7476
                              Facsimile: (212) 449-2234







                              if ABN AMRO Incorporated is the Presenting Agent:

                              ABN AMRO Incorporated
                              181 West Madison, 17/th/ Floor
                              Chicago, Illinois 60602
                              Attn:  Janet Mundell
                              Telephone: (312) 904-7846
                              Facsimile: (312) 904-4058

                              if Banc of America Securities LLC is the Presenting Agent:

                              Banc of America Securities LLC
                              Bank of America Corporate Center
                              100 North Tyson Street
                              Charlotte, North Carolina 28255
                              Attn: MTN Product Management
                              Telephone: (704) 386-9690
                              Facsimile: (704) 388-9939

                              if Banc One Capital Markets, Inc. is the
                              Presenting Agent:

                              Banc One Capital Markets, Inc.
                              1 Bank One Plaza
                              Suite 1L1-0595
                              21 South Clark Street
                              Chicago, Illinois 60670-0595
                              Attn:  Investment Grade Securities
                              Telephone: (312) 732-4645
                              Facsimile: (312) 732-4773

                              if Barclays Capital Inc. is the Presenting Agent:

                              Barclays Capital Inc.
                              222 Broadway
                              New York, New York 10038
                              Attn: Syndicate Desk
                              Telephone: (212) 412-2663
                              Facsimile: (212) 412-1623





                              if Deutsche Banc Alex. Brown Inc. is the
                              Presenting Agent:

                              Deutsche Banc Alex. Brown Inc.
                              31 West 52/nd/ Street
                              3/rd/ Floor
                              Debt Capital Markets
                              New York, New York 10019
                              Attn: Josh Witz
                              Telephone: (212) 469-8493
                              Facsimile: (212) 469-7505

                              if Fleet Securities, Inc. is the Presenting Agent:

                              Fleet Securities, Inc.
                              100 Federal Street
                              Mail Stop MA DE 10012H
                              Boston, Massachusetts 02110
                              Attn: Paul E. McCormack
                              Telephone: (617) 434-8686
                              Facsimile: (617) 434-3122

                              if Goldman, Sachs & Co. is the Presenting Agent:

                              Goldman, Sachs & Co.
                              85 Broad Street
                              Medium-Term Note Trading Department
                              New York, New York 10004
                              Attn: Karen Robertson
                              Telephone: (212) 902-8401
                              Facsimile: (212) 902-0658

                              if J.P. Morgan Securities, Inc. is the Presenting
                              Agent:

                              J.P. Morgan Securities, Inc.
                              270 Park Avenue
                              8/th/ Floor
                              New York, New York 10017
                              Attn: Medium-Term Note Desk
                              Telephone: (212) 834-4421
                              Facsimile: (212) 834-6081

                              if Morgan Stanley & Co. Incorporated is the
                              Presenting Agent:

                              Morgan Stanley & Co. Incorporated
                              1585 Broadway
                              2/nd/ Floor
                              New York, New York 10036
                              Attn:  Medium-Term Note Trading Desk
                              Telephone: (212) 761-1248
                              Facsimile: (212) 761-0780

                              if Salomon Brothers Inc is the Presenting Agent:

                              Salomon Smith Barney
                              Brooklyn Army Terminal
                              140 58/th/ Street
                              8/th/ Floor

                              Brooklyn, New York 11220
                              Attn: Diane Graham
                              Telephone: (212) 921-8475
                              Facsimile: (718) 921-8472

Suspension of Solicitation;
--------------------------
Amendment or Supplement:      Subject to the Company"s representations,
-----------------------
                              warranties and covenants contained in the Agreement, the Company may instruct the Agents to suspend solicitation of purchases at any time, for any period of time or permanently. Upon receipt of notice from the Company, the Agents will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

                              If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and the Trustee and will furnish each Agent and Trustee with the proposed amendment or supplement in accordance with the terms of the Agreement. The Company will mail to the Commission for filing therewith any supplement to the Prospectus (including any Pricing Supplement), provide each Agent with copies of any supplement (or, in the case of a Pricing Supplement, provide each relevant Agent with copies of such Pricing Supplement), and confirm to each Agent that such supplement has been mailed for filing with the Commission (or, in the case of a Pricing Supplement, confirm such information with each relevant Agent).

                              In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the relevant Agent and the DTC Agent whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:            A copy of the Prospectus and a Pricing
----------------------
                                   Supplement relating to a Book-Entry Note must accompany or precede the earlier of (i) the written confirmation of a sale sent to an investor or other purchaser or its agent; and
                                   (ii) the delivery of Notes to an investor or other purchaser or its agent the purchase of such Note and payment of such Note by its purchaser. Subject to the second preceding paragraph, each Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry
                                   Note sold by it. The Company will make such delivery if such Note is sold directly by the Company to a purchaser (other than an Agent).

Authenticity of Signatures:        The Company will cause the Trustee and the
--------------------------
                                   Authenticating Agent (if other than the
                                   Trustee) to furnish each Agent from time to time with the specimen signatures of each of the Trustee's or Authenticating Agent's officers, employees or agents who have been authorized by the Trustee to authenticate
                                   Notes, but no Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Trustee or the Authenticating
                                   Agent on any Note.

Trustee Not to Risk Funds:         Nothing herein shall be deemed to require
-------------------------
                                   the in connection with any payment to the Company, DTC, the Agent or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agent or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Payment of Selling Commissions
------------------------------
and Expenses:                      The Company agrees to pay each Agent a
------------
                                   commission as set forth in the Agreement in the form of a discount equal to the percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent.

           PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issuance:                              Each Certificated Note will be dated and
--------
                                       issued as of the date of its
                                       authentication by the applicable Trustee.
                                       Each Certificated Note will bear an
                                       Original Issue Date, which will be (i)
                                       with respect to an original Certificated
                                       Note (or any portion thereof), its
                                       original issuance date (which will be the settlement date); and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated
                                       Note or in lieu of a destroyed, lost or
                                       stolen Certificated Note, the Original
                                       Issue Date of the predecessor
                                       Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Maturities:                            Each Certificated Note will have a
----------
                                       maturity from date of issue of not less
                                       than one year and not more than 60 years.
                                       Unless otherwise specified in the
                                       applicable Pricing Supplement, a Floating
                                       Rate Certificated Note will mature only
                                       on an Interest Payment Date for such
                                       Note.

Currency:                              The currency denomination with respect to
--------
                                       any Certificated Note and the payment of principal, premium (if any) and interest
                                       (if any) with respect to any such
                                       Certificated Note, shall be as set forth therein and in the applicable Pricing
                                       Supplement.

Denominations:                         Unless otherwise specified in the
-------------
                                       denominated in U.S. dollars will be
                                       issued only in minimum denominations of
                                       $1,000 and any larger amount that is an
                                       integral multiple of $1,000. In the case of a Certificated Note having a Specified
                                       Currency other than U.S. dollars, the
                                       minimum denomination and other authorized denominations shall be set forth in the applicable Pricing Supplement and in such Certificated Note.

Registration:                          Each Certificated Note will be issued
------------
                                       in fully registered definitive form.


Transfers and Exchanges:               A Certificated Note may be presented for
-----------------------
                                       transfer or exchange at the corporate
                                       trust office of the Trustee.

                                       Certificated Notes will be exchangeable
                                       for Certificated Notes having identical
                                       terms but different authorized
                                       denominations without service charge.
                                       Certificated Notes will not be
                                       exchangeable for Book-Entry Notes.

Interest:                              General.  Unless otherwise indicated in
--------                               -------
                                       the applicable Pricing Supplement,
                                       interest, if any, on each Certificated
                                       Note will accrue from the Original Issue
                                       Date (or such other date on which
                                       interest otherwise begins to accrue (if
                                       different from the Original Issue Date)) of such Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Note, and will be calculated and paid in the manner and on the dates described in such Note and in the Prospectus, as supplemented by the applicable Pricing
                                       Supplement. Unless otherwise specified
                                       therein, each payment of interest on a
                                       Certificated Note will include interest
                                       accrued to but excluding the Interest
                                       Payment Date.

                                       Regular Record Dates. Unless otherwise
                                       --------------------
                                       specified in the applicable Pricing
                                       Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Certificated Note shall, unless otherwise specified, be the February 1 or August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Floating Rate Certificated Note shall be the date (whether or not a Business
                                       Day) 15 calendar days immediately
                                       preceding such Interest Payment Date.

                                       Interest Payment Dates on Fixed Rate
                                       ------------------------------------
                                       Certificated Notes. Unless otherwise
                                       ------------------
                                       specified pursuant to Settlement
                                       Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semiannually on February 15 and August 15 of each year and at Stated Maturity; provided, however, that if any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day, and no interest shall accrue on such payment for the period from and after such Interest Payment Date; and provided further, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                       Interest Payment Dates on Floating Rate
                                       ---------------------------------------
                                       Certificated Notes. Unless otherwise
                                       ------------------
                                       specified, interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semiannually or annually. Unless otherwise specified, interest will be payable, in the case of Floating Rate Certificated Notes that: reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified; reset quarterly, on the third Wednesday of March, June, September and December of each year; reset semiannually, on the third Wednesday of each of two months specified pursuant to Settlement Procedure "A" below; and reset annually, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Date.

Calculation of Interest:               Fixed Rate Certificated Notes. Interest
-----------------------                -----------------------------
                                       on Fixed Rate Certificated Notes
                                       (including interest for
                                       partial periods) will be calculated on
                                       the basis of a 360-day year of twelve 30-day months.

                                       Floating Rate Certificated Notes.
                                       --------------------------------
                                       Interest rates on Floating Rate
                                       Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth herein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is the Treasury Rate or CMT Rate, interest will be calculated on the basis of the actual number of days in the year.

Amortizing Certificated Notes:         Unless otherwise indicated in the
-----------------------------
                                       applicable Pricing Supplement, interest
                                       on Amortizing Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

Payments of Principal and Interest:    The Trustee will pay the principal
----------------------------------
                                       amount of each Certificated Note at
                                       Stated Maturity or upon redemption upon
                                       presentation and surrender of such Note
                                       to the Trustee. Such payment, together
                                       with payment of interest due at Stated
                                       Maturity or upon redemption of such Note, will be made in funds available for immediate use by the Trustee and in turn by the Holder of such Note. Certificated
                                       Notes presented to the Trustee at Stated
                                       Maturity or upon redemption for payment
                                       will be canceled and destroyed by the
                                       Trustee, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificated Note
                                       (other than interest due at Stated
                                       Maturity or upon redemption) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that the Holder of $10,000,000 or more of Notes having the same Interest Payment
                                       Dates will, upon written request prior to the Regular Record Date in respect of an Interest Payment Date, be entitled to receive payment by wire transfer of immediately available funds. Following each Regular Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment
                                       Date for each Certificated Note and in
                                       total for all Certificated Notes.
                                       Interest at Stated Maturity or upon
                                       redemption will be payable to the person to whom the payment of principal is payable. The Trustee will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                                       Withholding Taxes. The amount of any
                                       -----------------
                                       taxes required under applicable law to be withheld from any interest payment on a Certificated Note will be determined and withheld by the Trustee.

                                       The Company will be responsible for
                                       withholding taxes on interest paid on
                                       Certificated Notes as required by
                                       applicable law.

Procedure for Rate Setting
--------------------------
and Posting:                           The Company and the Agent will discuss
-----------
                                       from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Redemption:                            The applicable Pricing Supplement will
----------
                                       set forth all terms, if any, relating to the redemption of Notes prior to Stated
                                       Maturity.


Acceptance and Rejection
------------------------
of Offers:                             Unless otherwise instructed by the
---------
                                       Company, the Agent will advise the
                                       Company promptly by telephone of all
                                       orders to purchase Certificated Notes
                                       received by the Agent, other than those
                                       rejected by it in whole or in part in the reasonable exercise of its discretion.
                                       Unless otherwise agreed by the Company
                                       and the Agent, the Company has
                                       the sole right to accept orders to
                                       purchase Certificated Notes and may
                                       reject any such orders in whole or in
                                       part. Before accepting any order to
                                       purchase a Certificated Note to be
                                       settled in less than three Business Days, the Company shall verify that the Trustee for such Certificated Note will have adequate time to prepare and authenticate such Note.

Settlement:                            The receipt by the Company of
----------
                                       immediately available funds in exchange
                                       for an authenticated Certificated Note
                                       delivered to the Agent and the Agent's
                                       delivery of such Certificated Note
                                       against receipt of immediately available funds shall, with respect to such Certificated Note, constitute
                                       "settlement". All orders accepted by the Company will be settled on the third
                                       Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day following the date of sale.

Details for Settlement:                Settlement Procedures with regard to
----------------------
                                       each Certificated Note sold by the
                                       Company to or through the Agent, as agent
                                       (except pursuant to a Terms Agreement),
                                       shall be as follows:

                                       A.    The Agent will advise the Company
                                             by telephone or by facsimile
                                             transmission (or other acceptable
                                             written means) that such Note is a
                                             Certificated Note and of the
                                             following settlement information,
                                             in time for the Trustee for such
                                             Certificated Note to prepare and
                                             authenticate the required Note:

                                             1.   Name in which such
                                                  Certificated Note is to be
                                                  registered ("Registered
                                                  Owner").

                                             2.   Address of the Registered
                                                  Owner and address for payment
                                                  of principal and interest.

                                             3.   Taxpayer identification number
                                                  of the Registered Owner (if
                                                  available).

                                             4.   Principal or face amount.

                                             5.   Series.

                                             6.   Stated Maturity.

                                             7.   In the case of a Fixed Rate
                                                  Certificated Note, the
                                                  Interest Rate and reset
                                                  provisions (if any) or, in the
                                                  case of a Floating Rate
                                                  Certificated Note, the Base
                                                  Rate, Initial Interest Rate
                                                  (if known at such time),
                                                  Interest Reset Period,
                                                  Interest Reset Dates, Index
                                                  Maturity, Spread and/or Spread
                                                  Multiplier (if any), Minimum
                                                  Interest Rate (if any),
                                                  Maximum Interest Rate (if any)
                                                  and reset provisions (if any).

                                             8.   Interest Payment Dates and the
                                                  Interest Payment Period.

                                             9.   Specified Currency.

                                             10.  Denominated Currency, Index
                                                  Currency, Base Exchange Rate
                                                  and the Determination Date, if
                                                  applicable.

                                             11.  Redemption, repayment,
                                                  amortization or extension
                                                  provisions, if any.

                                             12.  Settlement date.

                                             13.  Price (including currency).

                                             14.  Agent's commission, if any,
                                                  determined as provided in the
                                                  Agreement.

                                             15.  Whether such Certificated Note
                                                  an Original Issue Discount
                                                  Note, and, if so, the total
                                                  amount of OID and the Yield to
                                                  Maturity and the initial
                                                  accrual period.

                                             16.  Any other terms necessary to
                                                  describe the Certificated
                                                  Note.

                                             Such Agent will advise the Company
                                             of the foregoing information for
                                             each sale made by it in time for
                                             the Trustee's authenticating agent,
                                             including the Trustee itself if no
                                             authenticating agent is appointed
                                             (the "Authenticating Agent"), to
                                             prepare the required Certificated
                                             Notes. If the Company rejects an
                                             offer, the Company will promptly
                                             notify the relevant Agent.

                                        B.   The Company will advise the
                                             relevant Trustee by telephone
                                             (confirmed in writing at any time
                                             on the sale date), written
                                             telecommunication or electronic
                                             transmission of the information set
                                             forth in Settlement Procedure "A"
                                             above and the name of the
                                             Presenting Agent.

                                        C.   The Company will deliver to the
                                             relevant Trustee a pre-printed
                                             four-ply packet for such
                                             Certificated Note, which packet
                                             will contain the following
                                             documents in forms that have been
                                             approved by Company, the Agents and
                                             the Trustee:

                                             1.   Certificated Note with
                                                  customer confirmation.

                                             2.   Stub One - For Trustee.

                                             3.   Stub Two - For Agent.

                                             4.   Stub Three - For Company.

                                        D.   The Trustee will complete such
                                             Certificated Note and will
                                             authenticate such Certificated Note
                                             and deliver it (with the
                                             confirmation) and Stubs One and Two
                                             to the Agent, and the Agent will
                                             acknowledge receipt of the Note by
                                             stamping or otherwise marking Stub
                                             One and returning it to the
                                             Trustee. Such delivery will be made
                                             only against such acknowledgment of
                                             receipt and evidence
                                             that instructions have been given
                                             by the Agent for payment to such
                                             account as the Company shall have
                                             specified in funds available for
                                             immediate use, of an amount equal
                                             to the price of such Certificated
                                             Note less the Agent's commission.
                                             In the event that the instructions
                                             given by the Agent for payment to
                                             the account of the Company are
                                             revoked, the Company will as
                                             promptly as possible wire transfer
                                             to the account of the Agent an
                                             amount of immediately available
                                             funds equal to the amount of such
                                             payment made.

                                        E.   Unless the Agent purchased the Note
                                             as Principal, the Agent will
                                             deliver such Certificated Note
                                             (with the confirmation) to the
                                             customer against payment in
                                             immediately payable funds. The
                                             Agent will obtain the
                                             acknowledgment of receipt of such
                                             Certificated Note by retaining Stub
                                             Two.

                                        F.   The Trustee will send Stub Three to
                                             the Company's Treasury Department
                                             by first-class mail. Periodically,
                                             the Authenticating Agent will also
                                             send to the Company's Treasury
                                             Department a statement to the
                                             Company setting forth the principal
                                             amount of the Notes outstanding as
                                             of that date after giving effect to
                                             such transaction.

Settlement Procedures Timetable:        For orders of Certificated Notes
-------------------------------

                                        solicited by the Agent, as agent, and
                                        accepted by the Company, Settlement
                                        Procedures "A" through "F" set forth
                                        above shall be completed on or before
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement Procedure    Time
                                        --------------------    ----

                                        A                       2:00 P.M. on the
                                                                day before the
                                                                Settlement Date.

                                        B                       On the day two
                                                                Business Days
                                                                before the
                                                                Settlement Date.

                                        C                       2:15 P.M. two
                                                                Business Days
                                                                before the
                                                                Settlement Date.

                                        D                       2:15 P.M. on the
                                                                Settlement Date.

                                        E                       3:00 P.M. on the
                                                                Settlement Date.

                                        F                       5:00 P.M. on the
                                                                Settlement Date.

Confirmation:                           Each Agent shall, for each Certificated
------------
                                        Note offer received by it and accepted
                                        by the Company, issue a confirmation to
                                        the purchaser, with a copy to the
                                        Company, setting forth such of the
                                        details set forth above as is deemed
                                        appropriate by such Agent.

Note Delivery and Cash Payment:         Upon instructions from the
------------------------------
                                        Company, the Authenticating Agent will
                                        deliver the Certificated Notes to the
                                        relevant Agent (for the benefit of the
                                        purchaser).

                                        Delivery by the Authenticating Agent of
                                        the Certificated Notes will be made in
                                        accordance with paragraph D of the
                                        Details for Settlement.

Failure to Settle:                      If a purchaser fails to accept delivery
-----------------
                                        of and make payment for any Certificated
                                        Note, the Agent will notify the Company
                                        and the Trustee by telephone and return
                                        such Note to the Trustee. Upon receipt
                                        of such notice, the Company will
                                        immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agreement with the Company, then the Company will reimburse the Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.

                                        Immediately upon receipt of the
                                        Certificated Note in respect of which
                                        such failure occurred, the Trustee will
                                        mark such Note "canceled", make
                                        appropriate entries in the Trustee's
                                        records and send such Note to the
                                        Company.

Maturity:                               At Stated Maturity, the principal
--------
                                        amount of each Note will be payable in
                                        immediately available funds provided
                                        that the Trustee or other paying agent
                                        receives the Certificated Note and
                                        appropriate payment information in
                                        writing. Certificated Notes presented to any paying agent or the Trustee will be destroyed by the Trustee.

Procedure for Rate Changes:             The Company and the Agents will discuss
--------------------------
                                        from time to time the rates to be borne
                                        by Certificated Notes that may be sold
                                        as a result of the solicitation of
                                        offers by any Agent. If any offer to
                                        purchase a Certificated Note is accepted by the Company, the Company will prepare a Pricing Supplement reflecting the terms of such Certificated Note and will arrange to have the Pricing Supplements filed with the Commission in accordance with the applicable paragraph of Rule
                                        424(b) under the Securities Act and will supply by facsimile transmission or by overnight express one copy for delivery by 11:00 a.m. on the Business Day next following the date of acceptance one copy thereof (or additional copies if requested) to each Agent which presented the order (each, a Presenting Agent") at each address listed below and one copy to the Trustee. The relevant Agent will cause a Prospectus and Pricing
                                        Supplement to be delivered to the
                                        purchaser of the Certificated Note.

                                        Copies of Pricing Supplements shall be
                                        sent to:

                                        if Merrill Lynch & Co. is the Presenting
                                        Agent:

                                        Merrill Lynch & Co. - Tritech Services
                                        44B Colonial Drive
                                        Piscataway, New Jersey 08854
                                        Attn: Prospectus Operations/Nachman
                                               Kimerling
                                        Telephone:   (732) 885-2768
                                        Facsimile:   (732) 885-2774/5/6

                            Merrill Lynch & Co.
                            Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters
                            4 World Financial Center,
                            North Tower, 15/th/ Floor
                            New York, New York 10080
                            Attn: MTN Product Management
                            Telephone: (212) 449-7476
                            Facsimile: (212) 449-2234

                            if ABN AMRO Incorporated is the Presenting
                            Agent:

                            ABN AMRO Incorporated
                            181 West Madison, 17/th/ Floor
                            Chicago, Illinois 60602
                            Attn:  Janet Mundell
                            Telephone: (312) 904-7846
                            Facsimile: (312) 904-4058



                            if Banc of America Securities LLC is the Presenting
                            Agent:

                            Banc of America Securities LLC
                            Bank of America Corporate Center
                            100 North Tyson Street
                            Charlotte, North Carolina 28255
                            Attn:  MTN Product Management
                            Telephone: (704) 386-9690
                            Facsimile: (704) 388-9939

                            if Banc One Capital Markets, Inc. is the Presenting
                            Agent:

                            Banc One Capital Markets, Inc.
                            1 Bank One Plaza
                            Suite 1L1-0595
                            21 South Clark Street
                            Chicago, Illinois 60670-0595
                            Attn:  Investment Grade Securities
                            Telephone: (312) 732-4645
                            Facsimile: (312) 732-4773
                         if Barclays Capital Inc. is the Presenting Agent:

                         Barclays Capital Inc.
                         222 Broadway
                         New York, New York 10038
                         Attn: Syndicate Desk
                         Telephone: (212) 412-2663
                         Facsimile: (212) 412-1623



                         if Deutsche Banc Alex. Brown Inc. is the Presenting
                         Agent:

                         Deutsche Banc Alex. Brown Inc.
                         31 West 52/nd/ Street
                         3/rd/ Floor
                         Debt Capital Markets
                         New York, New York 10019
                         Attn: Josh Witz
                         Telephone: (212) 469-8493
                         Facsimile: (212) 469-7505

                         if Fleet Securities, Inc. is the Presenting
                         Agent:

                         Fleet Securities, Inc.
                         100 Federal Street
                         Mail Stop MA DE 10012H
                         Boston, Massachusetts 02110
                         Attn: Paul E. McCormack
                         Telephone: (617) 434-8686
                         Facsimile: (617) 434-3122

                         if Goldman, Sachs & Co. is the Presenting
                         Agent:

                         Goldman, Sachs & Co.
                         85 Broad Street
                         Medium-Term Note Trading Department
                         New York, New York 10004
                         Attn: Karen Robertson
                         Telephone: (212) 902-8401
                         Facsimile: (212) 902-0658
                              if J.P. Morgan Securities, Inc. is the Presenting
                              Agent:

                              J.P. Morgan Securities, Inc.
                              4 New York Plaza
                              Ground Floor Receiving Window
                              New York, New York 10041
                              Attn: Salvatore Giallanza
                              Telephone: (212) 623-3104
                              Facsimile: (212) 623-2659

                              if Morgan Stanley & Co. Incorporated is the
                              Presenting Agent:

                              Morgan Stanley & Co. Incorporated
                              1585 Broadway
                              2/nd/ Floor
                              New York, New York 10036
                              Attn: Medium-Term Note Trading Desk
                              Telephone: (212) 761-1248
                              Facsimile: (212) 761-0780

                              if Salomon Brothers Inc is the Presenting Agent:

                              Salomon Smith Barney
                              Brooklyn Army Terminal
                              154 58/th/ Street
                              8/th/ Floor
                              Brooklyn, New York 11220
                              Attn: Diane Graham
                              Telephone: (212) 921-8475
                              Facsimile: (718) 921-8472

Suspension of Solicitation;
--------------------------
Amendment or Supplement:      The Company may instruct the Agents to suspend
-----------------------       solicitation of purchases at any time. Upon
                              receipt of notice from the Company, the Agents will forthwith suspend solicitation until such time as the Company has advised them that solicitation of purchases may be resumed.

                              If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and the Trustee and will furnish each Agent and Trustee with the proposed amendment or supplement in accordance with the terms of the Agreement. The Company will mail to the Commission for filing therewith any supplement to the Prospectus (including any Pricing Supplement), provide each Agent with copies of any supplement (or, in the case of a Pricing Supplement, provide each relevant Agent with copies of such Pricing Supplement), and confirm to each Agent that such supplement has been mailed for filing with the Commission (or, in the case of a Pricing
                                        Supplement, confirm such information
                                        with each relevant Agent).

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the Company
                                        will promptly advise the relevant Agent
                                        and the Trustee whether such orders may
                                        be settled and whether copies of the
                                        Prospectus as in effect at the time of
                                        the suspension may be delivered in
                                        connection with the settlement of such
                                        orders. The Company will have the sole
                                        responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

    Authenticity of Signatures:         The Company will cause  the Trustee and
    --------------------------          the Authenticating  Agent (if other than
                                        the Trustee) to furnish each Agent from
                                        time to time with the specimen
                                        signatures of each of the Trustee's or
                                        Authenticating Agent's officers,
                                        employees or agents who have been
                                        authorized by the Trustee to
                                        authenticate Notes, but no Agent will
                                        have any obligation or liability to the
                                        Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Trustee or the
                                        Authenticating Agent on any Note.

Trustee Not to Risk Funds:              Nothing herein shall be deemed to
-------------------------               require the Trustee to risk or expend
                                        its own funds in connection with any
                                        payment to the Company, the Agent or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Payment of Selling Commissions
------------------------------
and Expenses:                           The Company agrees to pay each Agent a
------------                            commission as set forth in the Agreement
                                        in the form of a discount equal to the
                                        percentage of the principal amount of
                                        each Note sold by the Company as a
                                        result of a solicitation made by such
                                        Agent.